EXHIBIT 10.4

Translation

Cooperation Agreement between China PharmaHub Corp and Chengdu Yongkon Pharmacy Co., Ltd.

 Table of Contents

1 The Parties	3

2 Whereas	3

3 Cooperation	3

4 Responsibility of both parties	3

5 Authorize	4

6 Confidentiality	4

7 Terms	4

8 Force majeure	5

9 Notices	6

10 Dispute Resolution	6

11 Miscellaneous	6

Cooperation Agreement

1 The Parties

Party A: China PharmaHub Corp
Address: 20955 Pathfinder Road, Suite 100, Diamond Bar, California, U.S.A
Zip: 91765
Legal Representative:
Telephone: (909) 843-6388

Party B:  Chengdu Yongkon Pharmacy Co., Ltd.
Address:  688 Yongkon Rd., Wenjiang, Chengdu, Sichuan, China
Zip:
Legal Representative: Niu Rui
Telephone: (909) 843-6388

2 Whereas

China PharmaHub Corp (Hereinafter referred to as “CPC”), a U.S. company，specializing in search, identification, development and marketing of biotechnology, pharmaceuticals, therapy, medical equipment and health products that have a major impact to patients and society; currently focusing on the U.S., Europe, and Middle eastern markets: Chengdu Yongkon Pharmacy Co., Ltd.(hereinafter referred to as “Yongkon”), is a company registered at 688 Yongkon Rd, Wenjiang, Chengdu, Sichuan, China, has mature sales channels in China, has partnership with over 2600 hospitals, wishes to find FDA approved drugs and medical equipment that’s already on the market, and to sell these in China.

Now, through friendly negotiation, the parties signed the Cooperation Agreement as follows:

3 Cooperation

3.1 Party A, according to Party B’s request, search for pharmaceuticals and drugs in regions outside of China (US/Europe/Middle East), and represent Party B to negotiate for rights to sell in China. (Power of Attorney form is herein attached as Annex 1).

3.2 For the pharmaceuticals or medical equipment provided by Party A, Party B should conduct research study on (estimate) China market size, procedures in entering china market, time required and feasibility report within 1 – 2 weeks after Party B’s recipient of such information to enable further discussion between the parties.

3.3 For the projects both Parties deem viable, Party A and Party B should enter into agreement for such project with clear operation details.

4 Rights and Responsibilities

4.1  Party B recognize Party A as its overseas partner, agree to provide detailed business information on its company as required by Party A for its marketing and promotion activities.

4.2  Both parties agree to enter into separate agreement for specific projects; and establish specific cooperation terms for such project (“Project Agreement”);

4.3 For the project Party B agree to undertake on an exclusive basis, Party B may be responsible for the cost incurred for such pharmaceuticals or medical equipment to enter China (including but not limited to, SFDA inspection fee, patent application fee, etc.)

4.4 For the project Party B agree to undertake on an exclusive basis or participate in, Party B is responsible for marketing in whole or part of China, and responsible for costs directly relating to such marketing and sales.

4.5 Both parties shall determine profit sharing methods based on estimated sales volume (approximately 5% of total revenue) or income received by parties.

5 Authorize

5.1 Upon signing this Agreement, Party B shall sign an Authorization for Party A, so Party A may effectively carry out the obligations stipulated in this agreement.

6 Confidentiality and Non-Competition

6.1 Without written consent of the other party, neither party can disclose or use confidential information belonging to the other party, information could be any form, stored in any form, tangible or intangible, including written or oral commercial or technical information given by the other party.

6.2 Both parties agree:

6.2.1 Only use confidential information for specific purpose relating to this Agreement;

6.2.6. Take reasonably practicable steps to protect confidential information provided by both parties;

6.2.3 Allow employees to access to confidential information on a need to know basis;

6.2.4  Supervise employees to comply with confidentiality agreements;

6.2.5  Only duplicate confidentially information for the purpose specific to this Agreement;

6.2.6 Not to disclose confidential information to any third party;

6.2.7 Upon termination or expiration of the Agreement, both parties shall return confidential information to the other party, and warrantee all media carrying the confidential information have been destroyed.

6.3 Followings are not applicable under Section 6.2

6.3.1 Information available to public now or afterwards not at fault of the Recipient;

6.3.2 Recipient obtained the information from a third party without breaching the Agreement;

6.3.3.  Recipient received the information from an independent third party;

6.3.4 Information received from public release;

6.4  Without consent from the other Party, neither party can communicate and negotiate with third party in public or privately.

6.5  Within the terms of this Agreement, Party B shall not enter into cooperation agreement in the scope of business covered by this Agreement with any third party;

6.6 The parties agree to enter into separate confidentiality agreement if any specific project so requires.

6.7 Parties agree Section 6 Confidentiality and Non-Competition shall be in effect and legally binding within 2 years of termination or expiration of this Agreement.

7 Terms

7.1 Unless terminated based on the clause in this agreement or by law, the term of this agreement is 2 years. Termination should be in accordance with Section 7.2 or 7.3 below.

7.2 If any party failed to fulfill its obligations under this Agreement, and given 30 days written notification without correction, the other party may terminate this Agreement by written notification.

7.3  If any party faces insolvency, or bankruptcy or winding up proceedings, if such proceeding is not withdrawn within 90 days, the other Party may terminate the agreement by written notification.

8 Force Majeure

If either party is unable to perform any of its obligations under this Agreement because of Force Majeure, for the purpose of this Agreement, Force Majeure is defined as meaning causes beyond the control or expectation of the party seeking to rely on Force Majeure including, but not limited to, war, flooding, fire, typhoon, earthquake, embargo or other events recognized by both parties, then performance of such obligation shall be excused to the extent and for the period required by such cause. Notwithstanding any other provision of this Agreement, neither party shall be deemed to be in breach of this Agreement or otherwise be liable to the other for any delay in performance or the non-performance of any of its obligations under this Agreement to the extent that the delay or non-performance is due to any Force Majeure. If either party is affected by Force Majeure, it shall promptly get certificate about Force Majeure from local authority and notify the other party of the nature and extent of the circumstances in question. If the Force Majeure last over 30 days, the two parties should settle the case of continuing the contract by friendly negotiation as soon as possible. If the Force Majeure last over 3 months, the other party has right in delivering a termination notice with a grace period of 30 days. If the event of Force Majeure is removed within the grace period, this termination notice will be deemed as invalid. If the Agreement is terminated, two parties should initiate the liquidation and arrange each party’s obligations by friendly negotiation.

9 Notification

All notices and other required content communications hereunder shall be in writing and shall be delivered by first class, overnight courier service, or facsimile numbers as set forth in this Agreement. Any notice or other communication hereunder shall be effective on the day actually sent.

10 Dispute Resolution

10.1  This Agreement is governed by the laws of People’s Republic of China.

11 Miscellaneous

11.1 This agreement is entered into by Party A and B on July 1, 2010. Effective upon signing by both parties.

11.2 This agreement is written in Chinese, with two originals, each party should keep one original.

China PharmaHub Corp

China PharmaHub Corp